UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2003

TRIZEC PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16765	33-0387846
(State or Other Jurisdiction Of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

233 South Wacker Drive, 46th Floor, Chicago IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 798-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     The following exhibits are furnished with this report.

Exhibit No.		Description

99.1	–	Earnings Press Release dated August 5, 2003.

99.2	–	Supplemental Operating and Financial Data for the quarter ended June 30, 2003

Item 12. Results of Operations and Financial Condition

     On August 5, 2003, Trizec Properties, Inc. announced its financial results for the quarter ended June 30, 2003. A copy of the earnings press release is furnished as Exhibit 99.1 to this current report on Form 8-K. A copy of Trizec Properties, Inc.’s Supplemental Operating and Financial Data for the quarter ended June 30, 2003 is furnished as Exhibit 99.2 to this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC.
(Registrant)

Date: August 4, 2003	/s/ Timothy H. Callahan

Timothy H. Callahan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.		Description

99.1	–	Earnings Press Release dated August 5, 2003.

99.2	–	Supplemental Operating and Financial Data for the quarter ended June 30, 2003